Income Taxes Level 4 (Details) - Components of Income Tax Expense (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current [Abstract]
Federal	$ 0	$ 0	$ 0
State and local	(2)	0	2
Foreign	12	30	45
Total current	10	30	47
Deferred [Abstract]
Federal	(365)	(2)	1
State and local	(8)	0	0
Foreign	(2)	(25)	(13)
Total deferred	(375)	(27)	(12)
Income tax (benefit) expense	$ (365)	$ 3	$ 35
Federal Statutory Income Tax Rate	35.00%